                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                         GREAT VALLEY CORPORATE CENTER
                            FOUR COUNTRY VIEW ROAD
                          MALVERN, PENNSYLVANIA 19355

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 26, 1999

                               ----------------

To Our Shareholders:

  The Annual Meeting of Shareholders of Systems & Computer Technology Corporation (the "Company") will be held at 9:00 A.M. on February 26, 1999 at Two Country View Road, Malvern, Pennsylvania for the following purposes:

    1. To elect two directors of the Company;

    2. To approve an amendment to the Company's 1994 Non-Employee Director Stock Option Plan as described in the accompanying Proxy Statement; and

    3. To transact such other business as may properly come before the meeting.

  Only holders of the Company's Common Stock at the close of business on January 15, 1999 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

                                          By Order of the Board of Directors

                                          Richard A. Blumenthal
                                               Secretary

January 26, 1999

   WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN YOUR PROXY. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                         GREAT VALLEY CORPORATE CENTER
                            FOUR COUNTRY VIEW ROAD
                          MALVERN, PENNSYLVANIA 19355

                               ----------------
                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

  This Proxy Statement, which is first being mailed to shareholders on approximately January 26, 1999, is furnished in connection with the solicitation by the Board of Directors of Systems & Computer Technology Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at 9:00 A.M. on February 26, 1999 at Two Country View Road, Malvern, Pennsylvania, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed and returned prior to voting at the Annual Meeting, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares of Common Stock represented thereby will be voted for the election of the nominees for director named below ("Proposal 1"), for the proposal to approve an amendment (the "Proposed Amendment") to the Company's 1994 Non-Employee Director Stock Option Plan ("Proposal 2"), and in support of management on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a shareholder cast in person at the Annual Meeting.

                                    VOTING

  Holders of record of the Company's Common Stock on January 15, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of that date, there were 32,936,274 shares of Common Stock outstanding and entitled to vote. [On May 15, 1998, the Company split its Common Stock on a two-for-one basis through the payment of a 100% stock dividend (the "Stock Split")]. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on each matter that may properly come before the Annual Meeting.

  Directors are elected by the affirmative vote of a plurality of the votes of the shares entitled to vote, present in person or represented by proxy. Shareholders are not entitled to cumulative voting in the election of directors. An affirmative vote of a majority of the shares present in person or represented by proxy, and entitled to vote, is required for approval of Proposal 2. Abstentions, votes withheld and broker non-votes (described below) are counted in determining whether a quorum is present. Abstentions with respect to any proposal other than the election of directors will have the same effect as votes against the proposal, because approval requires a vote in favor of the proposal by a specified majority. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not receive voting instructions from the beneficial owner. Broker non-votes will have no effect on the outcome of Proposals 1 or 2.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL 1)

  The Company's Board of Directors is divided into three classes with staggered three year terms. The terms of Michael J. Emmi and Allen R. Freedman expire at the Annual Meeting, and each is nominated to fill a term expiring at the 2002 Annual Meeting of Shareholders. The term of Gabriel A. Battista expires at the 2000 Annual

Meeting of Shareholders and the terms of Thomas I. Unterberg and Michael D. Chamberlain expire at the 2001 Annual Meeting of Shareholders. Unless otherwise specified in the accompanying Proxy, the shares voted pursuant thereto will be cast for Mr. Emmi and Mr. Freedman for a term to expire at the 2002 Annual Meeting of Shareholders. If, for any reason, at the time of election, either Mr. Emmi or Mr. Freedman should be unable to accept his nomination or election, it is intended that such Proxy will be voted for the election, in his place, of a substituted nominee, who would be recommended by the Board of Directors. The Board of Directors, however, has no reason to believe that either Mr. Emmi or Mr. Freedman will be unable to serve as a director.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
              FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS

  The following table sets forth as to the nominees and as to each other director: (i) his age; (ii) all positions and offices he holds with the Company; (iii) his principal occupation or employment during the past five years; (iv) other directorships he holds in public companies; (v) the period of time he has served as a director of the Company; and (vi) the expiration of his current term as a director of the Company.

                                                                       HAS BEEN
                              POSITIONS WITH THE COMPANY, PRINCIPAL   A DIRECTOR EXPIRATION OF
         NAME           AGE    OCCUPATION AND OTHER DIRECTORSHIPS       SINCE    CURRENT TERM
         ----           ---   -------------------------------------   ---------- -------------
NOMINEES FOR ELECTION
Michael J. Emmi          56 Chairman of the Board, President and         1985    Annual
                            Chief Executive Officer of the Company               Meeting (1)
                            since May 1985. Mr. Emmi is also a
                            director of CompuCom Systems, Inc. and
                            Safeguard Scientifics, Inc.

Allen R. Freedman*       58 Managing Director, Fortis International      1982    Annual
                            N.V. since January 1987. Chairman and                Meeting (1)
                            Chief Executive Officer of Fortis, Inc.
                            since November 1990. He is also a
                            director of Fortis Mutual Funds.

DIRECTORS CONTINUING IN
 OFFICE
Gabriel A. Battista*     54 Chairman of the Board, President and         1996    2000
                            Chief Executive Officer of Tel-Save.Com,
                            Inc. beginning in January 1999; Chief
                            Executive Officer of Network Solutions,
                            Inc. from October 1996 through December
                            1998. From November 1991 to October
                            1996, Mr. Battista served in various
                            executive positions for Cable &
                            Wireless, Inc., most recently as Chief
                            Executive Officer and previously as
                            President and Chief Operating Officer.
                            Mr. Battista is also a director of Axent
                            Technologies, Inc. and Tel-Save.Com,
                            Inc.

Thomas I. Unterberg*     68 Co-Founder and Managing Director of C.E.     1982    2001
                            Unterberg Towbin since June 1989. He is
                            also a director of The AES Corporation,
                            ECCS, Inc., and Electronics For Imaging,
                            Inc.

Michael D. Chamberlain   54 President, SCT Software Group of the         1989    2001
                            Company since May 1994; Senior Vice
                            President of the Company since July
                            1990.

--------
 * Member of the Audit and Compensation Committees.
(1) If reelected at the Annual Meeting, this nominee will serve for a term ending at the 2002 Annual Meeting of Shareholders, or until his successor is duly elected and qualified.

  During the fiscal year ended September 30, 1998 ("fiscal 1998"), the Board of Directors held six meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he served, except that Mr. Battista attended approximately 71% of such meetings.

  The Audit Committee consists of Messrs. Unterberg, Freedman and Battista. The function of the Audit Committee is to recommend to the Board of Directors the accounting firm to be retained to audit the Company's financial statements and to consult with, and review recommendations made by, such accounting firm with respect to financial statements, financial records and controls, and to make such other recommendations to the Board of Directors as it deems appropriate from time to time. The Audit Committee held two meetings during fiscal 1998.

  During fiscal 1998, the Compensation Committee, which consists of Messrs. Unterberg, Freedman and Battista, held one meeting. The Compensation Committee considers recommendations of the Company's management regarding compensation and fringe benefits of the senior executives of the Company and determines whether the recommendations of management are consistent with general policies, practices, and compensation scales established by the Board of Directors.

  The Company does not have a standing nominating committee.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Reporting Persons are also required to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of Section 16(a) reports furnished to the Company and written representations of Reporting Persons that no other reports were required with respect to fiscal 1998, all Section 16(a) filing requirements applicable to the Reporting Persons were met.

                            EXECUTIVE COMPENSATION

CASH AND NON-CASH COMPENSATION PAID TO CERTAIN EXECUTIVE OFFICERS

  The following table sets forth, for the fiscal years ended September 30, 1996, 1997 and 1998, respectively, certain compensation information with respect to: (a) the Company's Chief Executive Officer; and (b) each of the four other most highly compensated executive officers of the Company whose total annual salary and bonus for fiscal 1998 exceeded $100,000 and who were serving at the end of fiscal 1998, based on the salary and bonus earned by such executive officers during fiscal 1998 (collectively, the "named executive officers"):

                          SUMMARY COMPENSATION TABLE

                                                        LONG-TERM
                                                       COMPENSATION
                                                       ------------
                                   ANNUAL COMPENSATION    AWARDS
                                   ------------------- ------------
                                                        SECURITIES   ALL OTHER
                                    SALARY              UNDERLYING  COMPENSATION
 NAME AND PRINCIPAL POSITION  YEAR    ($)    BONUS ($) OPTIONS (#)      ($)
 ---------------------------  ---- ------------------- ------------ ------------
Michael J. Emmi
Chairman of the               1998 $ 397,250 $ 302,068   168,000      $20,495(1)
Board, President and          1997 $ 374,500 $ 337,000       -0-      $20,644
Chief Executive Officer       1996 $ 353,500 $ 110,000       -0-      $20,285

Michael D. Chamberlain        1998 $ 292,800 $ 178,642   126,000      $ 6,910(1)
Senior Vice President;        1997 $ 276,300 $ 199,500       -0-      $ 7,167
President, SCT Software
 Group                        1996 $ 259,800 $  60,000       -0-      $ 6,645

Eric Haskell
Senior Vice President,        1998 $ 257,050 $ 124,925    84,000      $ 6,330(1)
Finance and Administration,   1997 $ 242,300 $ 139,000       -0-      $ 6,053
Treasurer and Chief
 Financial Officer            1996 $ 229,850 $  40,000       -0-      $ 6,002

Richard A. Blumenthal         1998 $ 200,550 $  84,387    67,200      $ 6,070(1)
Senior Vice President,        1997 $ 188,050 $  93,000       -0-      $ 5,873
General Counsel and
 Secretary                    1996 $ 178,300 $  30,000       -0-      $ 5,662

Mark A. Cochran (2)
Vice President,               1998 $ 160,800 $  65,586    62,000      $ 4,092(1)
Human Resources and           1997 $ 130,818 $  38,400     7,000      $ 3,183
Organizational Strategy

--------
(1) The amounts shown for fiscal 1998 represent Company matching contributions to each of the named executive's accounts in the Company's 401(k) retirement plan in the following amounts: Mr. Emmi, $5,000; Mr. Chamberlain, $5,017; Mr. Haskell, $5,031; Mr. Blumenthal, $5,034; Mr. Cochran, $3,976; as well as the following premiums paid by the Company on life insurance policies under which each named executive officer is the named insured and has the right to name the beneficiary: Mr. Emmi, $15,495; Mr. Chamberlain, $1,893; Mr. Haskell, $1,299; Mr. Blumenthal, $1,036; and Mr. Cochran, $116.

(2) Mr. Cochran became an executive officer of the Company in September 1997. Mr. Cochran was promoted to Senior Vice President, Human Resources and Organizational Strategy in November 1998.

STOCK OPTIONS GRANTED TO CERTAIN EXECUTIVE OFFICERS DURING LAST FISCAL YEAR

  The following table sets forth certain information regarding options for the purchase of the Common Stock that were awarded to the named executive officers during fiscal 1998:

             OPTION GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 1998

                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                         ANNUAL RATES OF
                                                                                           STOCK PRICE
                                                                                          APPRECIATION
                                               INDIVIDUAL GRANTS                       FOR OPTION TERM(1)
                          ----------------------------------------------------------- ---------------------
                                                 % OF TOTAL
                          NUMBER OF SECURITIES OPTIONS GRANTED EXERCISE OR
                           UNDERLYING OPTIONS  TO EMPLOYEES IN BASE PRICE  EXPIRATION
          NAME                GRANTED (#)        FISCAL YEAR     ($/SH)       DATE      5% ($)    10% ($)
          ----            -------------------- --------------- ----------- ---------- ---------- ----------
Michael J. Emmi.........        168,000             12.5%        $21.875     2/26/08  $2,251,340 $5,761,705
Michael D. Chamberlain..        126,000              9.4%        $21.875     2/26/08  $1,688,505 $4,321,279
Eric Haskell............         84,000              6.3%        $21.875     2/26/08  $1,125,670 $2,880,853
Richard A. Blumenthal...         67,200              5.0%        $21.875     2/26/08  $  900,536 $2,304,682
Mark A. Cochran.........         20,000              1.5%        $22.875    11/18/07  $  287,719 $  729,137
Mark A. Cochran.........         42,000              3.1%        $21.875     2/26/08  $  562,835 $1,440,426

--------
(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon the exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, non-transferability or vesting over a period of years.

STOCK OPTIONS EXERCISED BY CERTAIN EXECUTIVE OFFICERS DURING FISCAL 1998 AND HELD BY CERTAIN EXECUTIVE OFFICERS AT SEPTEMBER 30, 1998

  The following table sets forth certain information regarding options for the purchase of the Company's common stock that were exercised and/or held by named executive officers during fiscal 1998:

                  AGGREGATED OPTION EXERCISES IN FISCAL YEAR
            ENDED SEPTEMBER 30, 1998 AND FY 1998-END OPTION VALUES

                                                    NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                             SHARES                UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                          ACQUIRED ON    VALUE      OPTIONS AT FY-END (#)            AT FY-END ($)
          NAME            EXERCISE (#)  REALIZED  EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE(1)(2)
          ----            ------------ ---------- ------------------------- -------------------------------
Michael J. Emmi.........    177,248    $3,760,122      608,752/168,000               $3,114,034/0
Michael D. Chamberlain..    200,804    $3,868,922      319,196/126,000               $1,769,636/0
Eric Haskell............    113,200    $2,294,536       224,800/84,000               $1,092,150/0
Richard A. Blumenthal...     30,000    $  679,534       246,000/67,200               $1,264,970/0
Mark A. Cochran.........      8,666    $  142,865             0/73,334                  0/$67,796

--------
(1) The values in this column are based on the fair market value price (that is, the average between the day's high and low trading prices) of the Company's Common Stock of $13.0625 on September 30, 1998, the last day of fiscal 1998.

COMPENSATION OF DIRECTORS

  Members of the Board of Directors who are officers of the Company are not separately compensated for serving on the Board of Directors. All directors are reimbursed for reasonable expenses incurred in connection with their attendance at Board meetings. Under the Company's 1994 Non-Employee Director Stock Option Plan (the "Plan"), each of the three non-employee directors serving on the Board of Directors at the time of shareholder approval of the Plan in 1994 was granted an option to purchase 30,000 shares of Common Stock (adjusted to 60,000 shares after the Stock Split), and any person who became a non-employee director of the

Company thereafter was entitled to receive an option to purchase 30,000 shares of Common Stock on the date of the person's appointment to the Board of Directors. Under the Plan, options are granted at the closing sale price of the Common Stock on the date of grant.

  Under the Proposed Amendment, as more fully described in Proposal 2, each of the two Company non-employee directors that have served on the Board since 1982 will receive an option to purchase 40,000 shares of Common Stock on the date the Proposed Amendment is approved by the shareholders. Thereafter, options may be granted to non-employee directors in such amounts as the Board determines, subject to the limitation that no non-employee director will be eligible to receive an option grant any sooner than five years after the date that such director was last granted options under the Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During fiscal 1998, the members of the Compensation Committee of the Company's Board of Directors were Messrs. Unterberg, Battista and Freedman. During fiscal 1998, the Company paid Fortis Benefits Insurance Company, a wholly owned subsidiary of Fortis, Inc., the aggregate sum of $1,261,849.44 in premiums for life insurance and long term disability insurance provided to the Company's employees under the Company's Group Benefits Plan. Mr. Freedman is Chairman and Chief Executive Officer of Fortis, Inc.

  On October 5, 1998, the Company paid C. E. Unterberg, Towbin ("C. E. Unterberg") the sum of $533,279.19 for advisory services rendered and expenses incurred during fiscal 1998 in connection with the Company's acquisition of Fygir Logistic Information Systems BV. In addition, C. E. Unterberg served as lead underwriter in connection with the Company's $74,750,000 debenture offering in October 1997. Janney Montgomery Scott, Inc. ("Janney") also participated as an underwriter in the offering. C. E. Unterberg and Janney received, in the aggregate, a gross underwriting commission of $2,242,500 in connection with this offering. Mr. Unterberg is Managing Director of C.E. Unterberg, Towbin.

REPORT OF THE COMPENSATION COMMITTEE/BOARD OF DIRECTORS ON EXECUTIVE
COMPENSATION

  It is SCT's policy to offer competitive compensation opportunities for its employees based on a combination of factors, including corporate performance, group performance, and the individual's personal contribution to the business.

  The Compensation Committee of the Company, consisting solely of non-employee directors, annually reviews and approves the compensation of the Company's executive officers. A significant part of executive officers' compensation may be dependent upon the Company's annual financial performance and the price of the Company's stock.

  There are three basic elements to executive officer compensation: base salary, bonus, and stock incentives, typically in the form of stock options granted at market and vesting over a period of time. This program rewards executive officers for long-term strategic management and enhancement of shareholder value by providing the executive officers an opportunity to acquire equity in the Company. The program stresses both annual and long-term performance, and supports a performance-oriented environment. In combination, these elements help the Company to attract and retain qualified executive management personnel.

  The Compensation Committee considers increases in executive officer base salary on the recommendation of the Chief Executive Officer, taking into consideration, among other things, salaries paid to executives of other companies in comparable positions, the Company's financial performance, and the individual's personal contribution to the Company.

  The Compensation Committee awards bonuses to the Company's executive officers based predominantly on factors established prior to the commencement of the Company's fiscal year. Depending on the achievement by the Company of a targeted percentage (88% for fiscal 1998) of budgeted earnings per share, each executive officer is eligible to receive a bonus, based on an established percentage of base salary, subject to increase or decrease based on the recommendation of the Chief Executive Officer.

  The Compensation Committee determined shortly after the completion of the Company's fiscal year ended September 30, 1997 that a 6.1% increase in the Chief Executive Officer's base salary for fiscal 1998 was appropriate in light of the Company's financial performance during fiscal year 1997. In addition, shortly after the completion of the Company's fiscal year ended September 30, 1998, the Chief Executive Officer was granted a $302,068 bonus out of a total bonus pool for executive officers of $755,608 based on the Company's financial performance in fiscal 1998.

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), precludes a public corporation from taking a deduction for compensation paid in excess of $1,000,000 per person to its Chief Executive Officer or any of its four other highest paid officers. Certain performance-based compensation, however, is specifically exempt from the deduction limitation. Performance-based compensation must be determined by a committee comprised solely of two or more outside directors. In order to qualify as an outside director, a person may not be an employee of the Company and generally may not receive, directly or indirectly, compensation for services other than in that person's capacity as a director. The Company from time to time has retained and may continue to retain the services of entities with which members of the Compensation Committee are affiliated. See "Compensation Committee Interlocks and Insider Participation." In making this determination, the Compensation Committee considers the benefits derived from utilizing the services of such entities and the impact of Section 162(m) of the Code.

  The Board of Directors, based upon recommendations made to it by the Compensation Committee, determines whether and when stock incentives should be awarded to the Chief Executive Officer, the other named executive officers, and other employees of the Company that the Board reasonably determines to be key to the Company's ability to perform. In February 1998, the Board granted stock options under the Company's 1994 Long-Term Incentive Plan to the Chief Executive Officer and the other named executive officers at the fair market value on the date of grant ("1998 Executive Options"). The 1998 Executive Options vest in increments of one-sixth each on the first and second anniversaries of the grant date, respectively, so that one-third of the 1998 Executive Options are exercisable as of the second anniversary of the grant date. The remaining 1998 Executive Options are exercisable as of the third anniversary of the grant date. However, if, at any time after nine months from the grant date but prior to the third anniversary of the grant date, the Common Stock reaches any of three established per-share price goals, then, for each goal attained, the 1998 Executive Options vest with respect to an additional one-sixth of the shares subject thereto. Further, upon the attainment of each such per-share price goal, the Chief Executive Officer and the named executive officers will receive additional stock option grants ("Attainment Options") in the amount of 20% of the options granted as part of the 1998 Executive Options. The Attainment Options vest in one-third increments beginning on the first anniversary of the Attainment Option grant date. The 1998 Executive Options and the Attainment Options expire ten years from the date of grant. In addition, in May 1998, the Board of Directors accelerated the date upon which certain options granted in 1994 to the Chief Executive Officer and certain of the other executive officers became exercisable from February 25, 1999 to May 6, 1998.

  The foregoing constitutes the report on executive compensation of the Compensation Committee and the Board of Directors for the Company's fiscal year ended September 30, 1998.

FOR THE
COMPENSATION
COMMITTEE:           FOR THE BOARD OF DIRECTORS:
Allen R. Freedman      Michael J. Emmi
Thomas I. Unterberg    Allen R. Freedman
Gabriel A. Battista    Thomas I. Unterberg
                       Gabriel A. Battista
                       Michael D. Chamberlain

                            STOCK PERFORMANCE CHART

  The following chart compares the yearly percentage change in the cumulative total stockholder return on the Common Stock during the five fiscal years ended September 30, 1998 with the cumulative total return on the Standard & Poor's 500 Index and the Standard & Poor's Computer Software and Services Index. The comparison assumes $100 was invested on September 30, 1993 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The Company has not paid any dividends on its Common Stock during this period.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
    AMONG SYSTEMS & COMPUTER TECHNOLOGY CORP., THE S & P 500 INDEX AND THE
                 S & P COMPUTERS (SOFTWARE & SERVICES) INDEX

                                                                                        Cumulative Total Return
                                                                              ---------------------------------------------
                                                                                  9/93   9/94   9/95   9/96   9/97   9/98
                                                                                  ----   ----   ----   ----   ----   ----
System & Computer Technology Corporation......................................    $100   $141   $214   $ 97   $357   $204
S & P 500 Index...............................................................     100    104    135    162    227    248
S & P Computers (Software & Services) Index...................................     100    119    173    251    413    569
---------

* $100 Invested on 9/30/93 in stock on index including reinvestment of dividends. Fiscal year ending September 30.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  Based upon information with respect to beneficial ownership which is required to be furnished by the shareholder, the Company knows of no person who is the beneficial owner of more than five percent of the Company's outstanding Common Stock.

  While 2,015,313 shares are owned of record by the Company's Employee Stock Ownership Trust, and Mr. Emmi, Mr. Haskell, Mr. Chamberlain, Mr. Blumenthal and Mr. Cochran are members of the committee that administers the Company's Employee Stock Ownership Plan, that committee does not have investment power with respect to the shares held by the Employee Stock Ownership Trust.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information, as of December 31, 1998, with respect to the beneficial ownership of the Company's Common Stock by each director or nominee for director, each of the executive officers identified under the Summary Compensation Table and by all directors and executive officers as a group:

                                                    AMOUNT AND NATURE
                                                      OF BENEFICIAL   PERCENT
NAME                                                  OWNERSHIP(1)    OF CLASS
----                                                ----------------- --------
Michael J. Emmi....................................     1,158,657(2)    3.4%
Michael D. Chamberlain.............................       434,959(3)    1.3%
Thomas I. Unterberg................................       326,000(4)      *
Gabriel A. Battista................................        12,000(5)      *
Allen R. Freedman..................................       293,212(6)      *
Eric Haskell.......................................       348,024(7)    1.0%
Richard A. Blumenthal..............................       318,923(8)      *
Mark A. Cochran....................................        20,886(9)      *
All directors and executive officers as a group (8
 persons)..........................................     2,902,661(10)   8.4%

--------
(1) Information with respect to beneficial ownership is based upon information furnished by each director and officer. Unless otherwise specified, the named shareholders have sole voting and investment power with respect to all of the shares indicated.

(2) Includes 2,645 shares with respect to which Mr. Emmi does not have investment power, 4,000 shares owned by Mr. Emmi as custodian for his daughter, and options currently exercisable, or which can be exercised within sixty days of December 31, 1998, to purchase 635,334 shares.

(3) Includes 1,549 shares with respect to which Mr. Chamberlain does not have investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 1998, to purchase 340,196 shares.

(4) Includes 6,000 shares which are owned by Mr. Unterberg's wife, with respect to which Mr. Unterberg has neither voting power nor investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 1998, to purchase 60,000 shares.

(5) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 1998, to purchase 12,000 shares.

(6) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 1998, to purchase 60,000 shares.

(7) Includes 1,224 shares with respect to which Mr. Haskell does not have investment power, 12,000 shares owned by Mr. Haskell as custodian for his children, and options currently exercisable, or which can be exercised within sixty days of December 31, 1998, to purchase 238,800 shares.

(8) Includes 1,687 shares with respect to which Mr. Blumenthal does not have investment power, 36 shares owned by Mr. Blumenthal as custodian for his daughter, 20,000 shares which are owned by Mr. Blumenthal's wife and with respect to which Mr. Blumenthal has neither voting power nor investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 1998, to purchase 257,200 shares.

(9) Includes 553 shares with respect to which Mr. Cochran does not have investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 1998, to purchase 20,333 shares.

(10) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 1998, to purchase 1,623,863 shares and 33,658 shares with respect to which the group does not have investment power.

 * Designates that the individual owns less than one percent of the Common Stock of the Company.

    AMENDMENT TO THE COMPANY'S 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                 (PROPOSAL 2)

  The Board of Directors believes that the granting of stock options is an effective method of attracting and retaining valuable directors, and also serves to strengthen the identity of interests between them and the Company. In order to enhance the ability of the Company to recruit and retain non-employee directors to the Company, and in order to facilitate compliance with regulations under Section 16 of the Securities Exchange Act of 1934, on January 11, 1994, the Board of Directors of the Company adopted the Non-Employee Director 1994 Stock Option Plan (the "1994 Non-Employee Director Plan" or the "1994 Plan"), approved by shareholders at the February 25, 1994 Annual Meeting, to provide for automatic grants of options to non-employee directors of the Company, as generally described below.

  The Board of Directors now proposes to amend the 1994 Non-Employee Director Plan to provide for automatic grants to certain non-employee directors in 1999, and to provide for the Board to have the authority to make discretionary grants in the future. The stockholders are asked to approve the adoption of this Proposed Amendment at the Annual Meeting. A description of the changes made by the Proposed Amendment follows a summary of the 1994 Non-Employee Director Plan.

 Non-Employee Director 1994 Stock Option Plan.

  Under the 1994 Non-Employee Director Plan, each person serving as a non-employee director ("Outside Director") on the date of the 1994 Annual Meeting was awarded an option to purchase 60,000 shares of Common Stock (as adjusted for the Stock Split). The per share exercise price of the option was $9.6875 (as adjusted for the Stock Split), the closing price of a share of Common Stock on the date of the 1994 Annual Meeting. In addition, the 1994 Non-Employee Director Plan provided that any person who became an Outside Director of the Company after the date of the Annual Meeting would receive an option to purchase 30,000 shares of Common Stock on the date of his appointment or election to the Board, at a per share exercise price equal to the closing sale price of a share of Common Stock on the date of the Outside Director's appointment or election. Once an Outside Director was awarded an option under the 1994 Non-Employee Director Plan, he was not thereafter entitled to receive an additional award thereunder.

  Each option awarded under the 1994 Non-Employee Director Plan was exercisable, on a cumulative basis, for one-fifth of the number of shares of Common Stock underlying the option, on each of the first five anniversaries of the date of the grant, and no option could be exercised after the sixth anniversary of the date of its award, subject to earlier termination in the event of death, disability, resignation or removal from the Board. Unless extended with the approval of shareholders, no option is authorized to be awarded under the 1994 Plan after February 25, 1999, which is the fifth anniversary of the date of the 1994 Plan's approval by shareholders.

  A maximum of 500,000 shares of Common Stock (as adjusted for the Stock Split) were authorized to be awarded and sold under the Non-Employee Director Plan, subject to adjustment in the event of a recapitalization, stock split, stock dividend or combination.

 Purpose of Proposed Amendment.

  The Board of Directors continues to believe that the granting of stock options is an effective method of attracting and retaining valuable directors, and also serves to strengthen the identity of interests between them and the Company. In order to continue to enhance the ability of the Company to recruit and retain Outside Directors, the Board of Directors proposes the adoption of the Proposed Amendment in order to provide for continued automatic grants to certain Outside Directors, to provide for the ability of the Board to make future discretionary grants of options under the 1994 Non-Employee Director Plan, and to extend the term of the plan for an additional 10 years.

  The Board of Directors recognizes the valuable, long-term contributions made by Messrs. Unterberg and Freedman, each of whom has served as an Outside Director of the Company since 1982. In February 1994, each of these Outside Directors received a one-time grant of 60,000 options at a per share price of $9.6875 (as adjusted for the Stock Split). The Board believes it to be prudent to grant these two directors an additional 40,000 options, on terms described below, in order to retain their services into the future and reward them for their seventeen years of service provided to date.

  The Board of Directors further believes that it is prudent to retain a certain level of discretion with respect to granting additional options to Outside Directors in the future. Because: (i) the Proposed Amendment provides that no Outside Director is permitted to receive a grant of options under the Plan for a period of five years from their most recent prior grant; (ii) only 216,000 options will remain available for grant in the aggregate following the award of 40,000 options each to Messrs. Freedman and Unterberg at the Annual Meeting if the Proposed Amendment is approved by shareholders; and (iii) the Board has historically granted stock options in a prudent manner, the Board believes that it is appropriate to provide discretion for future awards.

 Proposed Amendment.

  In the event this Proposal 2 is approved by the shareholders on the date of the Annual Meeting (the "Approval Date"), the 1994 Non-Employee Director Plan shall be amended in the manner described below:

  In order to enable the Company to grant options to Outside Directors beyond the five year term of the 1994 Plan, the term of the 1994 Plan shall be extended for a period of 10 years from the Approval Date. Accordingly, if the Proposed Amendment is approved at the Annual Meeting, options may be awarded under the 1994 Plan through February 25, 2009;

  In addition, if the Proposed Amendment is approved, Messrs. Unterberg and Freedman will each receive an option to purchase 40,000 shares of Common Stock at a per share exercise price equal to the closing price of the Common Stock on the date of grant. Each option may be exercised, on a cumulative basis, for one-fifth of the number of shares underlying the option on each of the first five anniversaries of the date the option is awarded. Following the grant of such additional options, the Board will be authorized to grant options to Outside Directors in such amounts as the Board may determine, subject to the limitation that no Outside Director will be eligible to receive an option grant any sooner than five years after the date that such director was last granted options under the 1994 Plan.

  No option may be exercised at any time after the earlier of: (i) the date it has terminated pursuant to Section 9 of the 1994 Plan; and (ii) the 10th anniversary of the date of its award. In this regard, the options previously granted to Outside Directors under the 1994 Plan may be exercised up until the 10th anniversary of their award.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL 2 TO APPROVE THE PROPOSED AMENDMENT TO THE COMPANY'S 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

                             SELECTION OF AUDITORS

  The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 1998. Ernst & Young LLP has acted as independent auditors for the Company since 1976. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                                OTHER BUSINESS

  Management knows of no other matters that will be presented at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                                 ANNUAL REPORT

  A copy of the Company's Annual Report to Shareholders for fiscal 1998 accompanies this Proxy Statement.

                   RESTRICTION ON INCORPORATION BY REFERENCE

  The information contained in this Proxy Statement under the captions "Board Compensation Committee Report on Executive Compensation" and "Stock Performance Chart" shall not be, or be deemed to be, incorporated by reference into the Company's Annual Report on Form 10-K for fiscal 1998.

                             SHAREHOLDER PROPOSALS

  To be eligible for inclusion in the Company's proxy materials for the 2000 Annual Meeting of Shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to meeting the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received not later than September 28, 1999 by the Secretary of the Company at the Company's principal executive offices, Great Valley Corporate Center, Four Country View Road, Malvern, Pennsylvania 19355.

  In addition, the execution of a proxy solicited by the Company in connection with the 2000 Annual Meeting of Shareholders shall confer on the designated proxyholder discretionary voting authority to vote on any shareholder proposal which is not included in the Company's proxy materials for such meeting and for which the Company has not received notice at least 45 days prior to the date of such meeting.

                             COST OF SOLICITATION

  The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail and by the Company's regular officers and employees personally or by telephone, telegram, facsimile transmission or express mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for any attendant expenses. In the event that the Company engages outside personnel to solicit proxies on its behalf, the Company will pay their fees and expenses.

  It is important that your shares be represented at the meeting. Therefore, whether or not you expect to be present in person, you are respectfully requested to complete and sign the enclosed Proxy and promptly return it in the enclosed stamped addressed envelope. This will not prevent you from voting in person at the meeting. It will, however, help to assure a quorum and avoid added proxy solicitation costs.

                                          By Order of the Board of Directors

                                          Richard A. Blumenthal
                                          Secretary

Dated: January 26, 1999
Malvern, Pennsylvania

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                                                               Please mark
                                                               your votes as
                                                               indicated in    X
                                                               this example

1. Election of Directors:                            Nominees: Michael J. Emmi, Allen R. Freedman

    FOR both nominees            WITHHOLD            For a three-year term expiring at the 2002 Annual Meeting of Shareholders.
    (except as marked           AUTHORITY
     to the contrary)   to vote for both nominees    (Instructions: To withhold authority to vote for any nominee, write that
          [_]                      [_]                nominee's name in the space provided below)

                                                     ----------------------------------------------------------------------------

2. Approval of an Amendment to the Company's 1994 Non-Employee        Any shares held by the Trustees for which the Trustees have
   Director Stock Option Plan as described in the Proxy Statement.    not received voting instructions prior to the annual meeting
                FOR          AGAINST      ABSTAIN                     will be voted by the Trustees in their discretion consistent
                [_]            [_]          [_]                       with their fiduciary duties. Any shares held by the Trustees for which they have been instructed to sign the Board of
                                                                      Directors proxy, with no additional instructions to the
                                                                      contrary indicated, will be voted "FOR" the election of the nominees for director listed above, and "FOR" approval of an amendment to the Company's 1994 non-employee director stock option plan as described in the proxy statement.
                                                                                               TRUSTEES
                                                                         Please be sure to sign and date this Proxy below.
                                                                         Dated_____________________________________, 1999


                                                                         _________________________________________________
                                                                                       Stockholder sign above

                                                                         _________________________________________________
                                                                                    Co-holder (if any) sign above
                                                                         Detach below card, sign, date and mail in postage paid
                                                                         envelope provided.
                                                                         PLEASE ACT PROMPTLY SIGN, DATE & MAIL
                                                                         YOUR PROXY CARD TODAY
                                                    /\ FOLD AND DETACH HERE /\

                                REVOCABLE PROXY
                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                        VOTING INSTRUCTIONS TO TRUSTEES

THE UNDERSIGNED PARTICIPANT IN SYSTEMS & COMPUTER TECHNOLOGY CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, DATED JANUARY 26, 1999, AND HEREBY INSTRUCTS THE TRUSTEE, TO VOTE ALL SHARES WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE CORPORATION TO BE HELD ON FEBRUARY 26, 1999, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                                                               Please mark
                                                               your votes as
                                                               indicated in    X
                                                               this example

1. Election of Directors:                            Nominees: Michael J. Emmi, Allen R. Freedman

    FOR both nominees            WITHHOLD            For a three-year term expiring at the 2002 Annual Meeting of Shareholders.
    (except as marked           AUTHORITY
     to the contrary)   to vote for both nominees    (Instructions: To withhold authority to vote for any nominee, write that
          [_]                      [_]                nominee's name in the space provided below)

                                                     -----------------------------------------------------------------------------

2. Approval of an Amendment to the Company's 1994 Non-Employee        Any shares held by the Trustees for which the Trustees have
   Director Stock Option Plan as described in the Proxy Statement.    not received voting instructions prior to the annual meeting
                FOR          AGAINST      ABSTAIN                     will be voted by the Trustees in their discretion consistent
                [_]            [_]          [_]                       with their fiduciary duties. Any shares held by the Trustees for which they have been instructed to sign the Board of
                                                                      Directors proxy, with no additional instructions to the
                                                                      contrary indicated, will be voted "FOR" the election of the nominees for director listed above, and "FOR" approval of an amendment to the Company's 1994 non-employee director stock option plan as described in the proxy statement.
                                                                                               TRUSTEES
                                                                         Please be sure to sign and date this Proxy below.
                                                                         Dated_____________________________________, 1999


                                                                         _________________________________________________
                                                                                       Stockholder sign above

                                                                         _________________________________________________
                                                                                    Co-holder (if any) sign above
                                                                         Detach below card, sign, date and mail in postage paid
                                                                         envelope provided.
                                                                         PLEASE ACT PROMPTLY SIGN, DATE & MAIL
                                                                         YOUR PROXY CARD TODAY
                                                    /\ FOLD AND DETACH HERE /\

                                REVOCABLE PROXY
                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                        VOTING INSTRUCTIONS TO TRUSTEES

THE UNDERSIGNED PARTICIPANT IN SYSTEMS & COMPUTER TECHNOLOGY CORPORATION RETIREMENT SAVINGS PLAN (401k) ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT
AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, DATED JANUARY 26, 1999, AND HEREBY INSTRUCTS THE TRUSTEE, TO VOTE ALL SHARES WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE CORPORATION TO BE HELD ON FEBRUARY 26, 1999, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                                                               Please mark
                                                               your votes as
                                                               indicated in    X
                                                               this example

1. Election of Directors:                            Nominees: Michael J. Emmi, Allen R. Freedman


    FOR both nominees            WITHHOLD            For a three-year term expiring at the 2002 Annual Meeting of Shareholders.
   (except as marked            AUTHORITY
     to the contrary)    to vote for both nominees   (Instructions: To withhold authority to vote for any nominee, write that
          [_]                      [_]                  nominee's name in the space provided below)

                                                     -------------------------------------------------------------------------

2. Approval of an Amendment to the Company's 1994 Non-Employee        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
   Director Stock Option Plan as described in the Proxy Statement.    UNLESS OTHERWISE SPECIFIED. THE SHARES WILL BE VOTED "FOR"
                FOR          AGAINST      ABSTAIN                     THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, AND
                [_]            [_]          [_]                       "FOR" APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1994 NON-
                                                                      EMPLOYEE DIRECTOR STOCK OPTION PLAN AS DESCRIBED IN THE PROXY
                                                                      STATEMENT. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY
                                                                      WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME
                                                                      BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
                                                                           Please be sure to sign and date this Proxy below.

                                                                           Dated_____________________________________, 1999

                                                                           ________________________________________________
                                                                                       Stockholder sign above

                                                                           ________________________________________________
                                                                                    Co-holder (if any) sign above
                                                                         Detach below card, sign, date and mail in postage paid
                                                                         envelope provided.
                                                                         PLEASE ACT PROMPTLY SIGN, DATE & MAIL
                                                                         YOUR PROXY CARD TODAY
                                                    /\ FOLD AND DETACH HERE /\

                                REVOCABLE PROXY
                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
              Proxy Solicited On Behalf Of The Board of Directors

     The undersigned, revoking all previous proxies, hereby appoints Michael J. Emmi and Richard A. Blumenthal, and each of them acting individually, as attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on February 26, 1999, and at any adjournment or postponement thereof.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

     NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNOR IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS. ALL SUCH PERSONS SHOULD SIGN.


--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\